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                               EXHIBIT (5)(a)(1)

                              FORM OF APPLICATION












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Application for variable annuity
Issued by: Transamerica Life Insurance Company ("Transamerica Life Insurance Company") 4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
Mail the application and a check: Transamerica Life Insurance Company. Attn:
Variable Annuity Dept.
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1. OWNER            In the event the owner is a trust, please provide
------------------- verification of trustees
If no annuitant is
specified in #2,    Name:______________________________ Phone No._______________
the Owner will      Address:____________________City:__________State:__Zip:_____
be the Annuitant.   [ ]Male  [ ]Female   SS#/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
                    Birthdate [ ][ ]-[ ][ ]-[ ][ ][ ][ ]
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JOINT OWNER(S)      Name:______________________________ Phone No._______________
------------------- Address:____________________City:__________State:__Zip:_____
                    [ ]Male  [ ]Female   SS#/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
                    Birthdate [ ][ ]-[ ][ ]-[ ][ ][ ][ ]
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2. ANNUITANT        Name:______________________________ Relationship to Owner:__
------------------- Address:____________________City:__________State:__Zip:_____
Complete only       [ ]Male  [ ]Female   SS#/TIN [ ][ ][ ]-[ ][ ]-[ ][ ][ ][ ]
if different        Birthdate [ ][ ]-[ ][ ]-[ ][ ][ ][ ]
from Owner.

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3. BENEFICIARY(IES) Primary:________________Relationship to Annitant:_______ __%
------------------- Primary:________________Relationship to Annitant:_______ __%
                    Contingent:_____________Relationship to Annitant:_______ __%
                    Contingent:_____________Relationship to Annitant:_______ __%
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4. TELEPHONE        Following is authorized to make telephone transfer requests
TRANSFERS           (check one only):
------------------- [ ]Owner(s) only; or
                    [ ]Owner(s) and Owner's Registered Representative
                       (Print Rep Name)


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5. ALLOCATION       Please check selected funds and fixed accounts. The intial
OF PREMIUM          premium will be allocated as selected here.
PAYMENTS            If Dollar Cost Averaging, see section 7 on reverse side.
-------------------
                          VARIABLE OPTIONS:
-------------------       [ ] Fidelity - VIP Money Market
Initial Premium                Portfolio - Service Class 2              .0%
$                                                                      ____
-------------------       [ ] Fidelity - VIP High Income
Make check payable             Portfolio - Service Class 2              .0%
to Transamerica                                                        ____
Life Insurance            [ ] Fidelity - VIP Equity-Income
Company.                       Portfolio - Service Class 2              .0%
                                                                       ____
Type of Annuity:          [ ] Fidelity - VIP Growth Portfolio
[ ]Non-qualified               Service Class 2                          .0%
                                                                       ____
Qualified Types:          [ ] Fidelity - VIP II Index 500
Also complete                  Portfolio - Initial Class                .0%
Section 6.                                                             ____
[ ]IRA                    [ ] Fidelity - VIP II Contrafund/(R)/
[ ]Roth IRA                    Portfolio - Service Class 2              .0%
[ ]SEP/IRA                                                             ____
[ ]403(b)                 [ ] Fidelity - VIP III Mid Cap
[ ]Keogh                       Portfolio - Service Class 2              .0%
[ ]Roth Conversion                                                     ____
[ ]Other __________       [ ] MFS Bond Series                           .0%
___________________                                                    ____
                          [ ] MFS Capital Opportunities Series          .0%
                                                                       ____
THIS FORM MUST BE REMOVED [ ] MFS Investors Growth Stock Series         .0%
FROM THE BOOKLET BEFORE                                                ____
USING                     [ ] MFS New Discovery Series                  .0%
                                                                       ____
                          [ ] MFS Utilities Series                      .0%
                                                                       ____
                          [ ] Munder Net50*                             .0%
                                                                       ____
                          [ ] Oppenheimer Capital Appreciation
                               Fund/VA                                  .0%
                                                                       ____
                          [ ] Oppenheimer Global Securities
                               Fund/VA                                  .0%
                                                                       ____
                          [ ] Oppenheimer Main Street
                               Growth & Income Fund/VA                  .0%
                                                                       ____
                          [ ] Oppenheimer Multiple
                               Strategies Fund/VA                       .0%
                                                                       ____
                          [ ] Oppenheimer Strategic Bond
                               Fund/VA                                  .0%
                                                                       ____
                          [ ] Putnam VT Health Sciences Fund            .0%
                                                                       ____
                          [ ] Putnam VT International Growth Fund       .0%
                                                                       ____
                          [ ] Putnam VT New Value Fund                  .0%
                                                                       ____
                          [ ] Putnam VT Technology Fund                 .0%
                                                                       ____
                          [ ] Putnam VT Vista Fund                      .0%
                                                                       ____
                          [ ] Putnam VT Voyager Fund II                 .0%
                                                                       ____
                          [ ] STI Capital Appreciation Fund             .0%
                                                                       ____
                          [ ] STI Growth & Income Fund                  .0%
                                                                       ____
                          [ ] STI International Equity Fund             .0%
                                                                       ____
                          [ ] STI Investment Grade Bond Fund            .0%
                                                                       ____
                          [ ] STI Mid-Cap Equity Fund                   .0%
                                                                       ____
                          [ ] STI Quality Growth Stock Fund             .0%
                                                                       ____
                          [ ] STI Small Cap Equity Fund                 .0%
                                                                       ____
                          [ ] STI Value Income Stock Fund               .0%
                                                                       ____
                          [ ] Van Kampen Emerging Growth                .0%
                                                                       ____
                          [ ] WRL Janus Global                          .0%
                                                                       ____
                          [ ] WRL Janus Growth                          .0%
                                                                       ____
                                                                        .0%
                              ______________________                   ____

                          FIXED OPTIONS:

                          [ ] Dollar Cost Averaging                     .0%
                          (Must complete section 7.)                   ____

                          [ ] 1 Year Guarantee Period                   .0%
                                                                       ____
                          [ ] 3 Year Guarantee Period                   .0%
                                                                       ____
                          [ ] 5 Year Guarantee Period                   .0%
                                                                       ____
                          [ ] 7 Year Guarantee Period                   .0%
                                                                       ____

                          Total Variable and Fixed                     100%
                                                                       ____

                          . Policy values, when allocated to
                            any of the Variable Options are not
                            guaranteed as to fixed dollar amount.

                          . When funds are allocated to Fixed
                            Account Guarantee Periods, policy
                            values under policy may increase or
                            decrease in accordance with Excess
                            Interest Adjustment prior to the
                            end of Guarantee Period.

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6. QUALIFIED PLAN     IRA/ SEP/ ROTH IRA
INFORMATION
-------------------
               $__________________ Contribution for tax year ____________
               $__________________ Trustee to Trustee Transfer
               $__________________ Rollover from [ ]IRA [ ]403(b) [ ]Pension
                                   [ ]Other ________________________________

               ROTH IRA Rollover   Date first established
               [][]/[][]/[][][][]  or date of conversion

               $_________________________ Portion previously taxed



RBKVA-APPR299                                              Privelege Select 5/01
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
7. DOLLAR COST           Transfer Frequency :                  Transfer to (indicate investment option and percentage):
   AVERAGING             DCA Program Options                   ________________________.0%      ________________________.0%
   PROGRAM               [_] 6 month program                   ________________________.0%      ________________________.0%
-----------------        [_] 12 month program                  ________________________.0%      ________________________.0%
Authorized by Owner      Number of transfers ________          ________________________.0%      ________________________.0%
signature in Section II.                                       ________________________.0%      ________________________.0%
                         Other Frequency Options               ________________________.0%      ________________________.0%
                         [_] Monthly (6 min, 24 max)                                                            Total: 100%
                         [_] Quarterly (4 min, 8 max)
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
8. OTHER                 Family Income Protector Option:

----------------         [_]  No   [_] Yes (Available at an additional cost, see prospectus)
Please complete.
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
9. MINIMUM                Your selection cannot be changed after the policy has been issued. If no option specified, Option A
DEATH BENEFIT             will apply.

----------------          [_] Option A- Return of Premium Death Benefit. Annual Mortality and Expense (M&E)
Select one.                   Risk Fee and Administrative Charge is 1.25%.
                          [_] Option B- 5% Annually Compounding Death Benefit. Maximum Annuitant issue age of 80: Annual M&E
                              Risk Fee and  Administrative Charge is 1.40%.
                          [_] Option C- Annual Step-Up Death Benefit. Maximum Annuitant issue age of 80:
                              Annual M&E Risk Fee and Administrative Charge is 1.40%.
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
10. REPLACEMENT          Will this annuity replace or change any          [_] No   [_] Yes (If Yes, complete the following)
INFORMATION              existing annuity or life insurance?
                         Company: _____________________________                    Policy No.: _____________________________
----------------
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
11. SIGNATURE(S)         . Unless I have notified the Company of a community or marital property interest
OF AUTHORIZATION           in this policy, the Company will rely on a good faith belief that no
ACCEPTANCE                 such interest exists and will assume no responsibility for inquiry.

----------------         . To the best of my knowledge and belief, my answers to the questions on this application are correct and true, and I agree that this application becomes a part of the annuity policy when issued to me.

                         . I (we) am in receipt of a current prospectus for this variable annuity.

                         . This application is subject to acceptance by Transamerica Life Insurance
                           Company. If this application is rejected for any reason, Transamerica Life
                           Insurance Company will be liable only for return of premiums paid.

                         [_]  Check here if you want to be sent a copy of Statement of Additional Information.

                         I HAVE REVIEWED MY EXISTING ANNUITY COVERAGE AND FIND THIS POLICY SUITABLE FOR MY NEEDS.

                         Signed at:                  City:                      State:                       Date:
                         ---------------------------------------------------------------------------------------------------

                         Owner(s):                                          Annuitant (if not Owner):
                         ---------------------------------------------------------------------------------------------------
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
12. AGENT                Do you have any reason to believe the annuity applied for        [_] No   [_] Yes
INFORMATION              will replace or change any existing annuity or life
                         insurance?
----------------
                         I HAVE REVIEWED THE APPLICANT'S EXISTING ANNUITY COVERAGE
                         AND FIND THIS POLICY IS SUITABLE FOR HIS/HER NEEDS.

                         Registered Representative/
                         Licensed Agent Name (please print):                                    Signature:
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                         Phone No.:                        SS# / TIN [_][_][_]-[_][_]-[_][_][_][_]  [_] A  [_] B  [_] C
                         ---------------------------------
                         Transamerica Life Insurance Company Agent#:
                         ---------------------------------------------------------------------------------------------------
                         Firm Name:
                         ---------------------------------------------------------------------------------------------------
                         Firm Address:
                         ---------------------------------------------------------------------------------------------------
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